AMENDMENT TO ACQUISITION AGREEMENT

This agreement (the “Amendment Agreement”) dated January 19, 2009 amends the Acquisition Agreement dated August 12, 2008  (the "Acquisition Agreement"), made by and between Minerco Resources, Inc. ("Minerco") and Wisdom Resources, Inc. (“Wisdom”) as included by Minerco in its registration statement on Form S-1 filed with the United States Securities and Exchange Commission on December 10, 2008.

WHEREAS:

A.
Pursuant to the Acquisition Agreement, Wisdom assigned 100% of all right and title in and to a certain unit to Minerco in consideration for a one-time lump sum cash payment $5,000 and 12,500,000 restricted common shares in the capital stock of Minerco; and

B.	For their mutual benefit, Minerco and Wisdom wish to modify the consideration paid between them in respect of the aforementioned unit and shares pursuant to the Acquisition Agreement.

THIS AGREEMENT WITNESSES THAT in consideration of the foregoing and the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Amendment

1.1	Section 1.1 of the Acquisition Agreement shall be deleted and replaced with the following:

1.1	On the basis of the representations and warranties set forth in section 2 of this Agreement, effective as of the Closing Date (as hereinafter defined):

(a)	the Vendor assigns to the Purchaser one hundred percent (100%) of all right and title in and to the Unit and the Purchaser accepts such assignment;

(b)	the Vendor agrees to pay to the Purchaser a one-time lump sum cash payment of five thousand dollars ($5,000), in accordance with the Subscription Agreement (as hereinafter defined); and

(c)
the Purchaser agrees to issue the Vendor 12,500,000 restricted common shares in the capital stock of the Purchaser (the “Shares”), subject to the Vendor executing a subscription agreement (the “Subscription Agreement”) substantially in the form attached hereto as Schedule B, which Subscription Agreement is hereby pre-approved by the Vendor. “

1.2	In Schedule B to the Acquisition Agreement (Private Placement Subscription Agreement for U.S. Residents) the table labelled “Payment Information” shall be deleted and replaced with the following:

Payment Information	Payment Method:	Wire Transfer ☐ Check / Bank Draft / Money Order ☑ Services ☐
	Number of Shares Purchased:	12,500,000	100% of all right and title in and to the Unit plus $5,000 in accordance with the Acquisition Agreement dated August 12, 2008
		(the “Shares”)	Subscription Price
	Signature of Purchaser:

2.           Affirmation

2.1	The parties affirm the Acquisition Agreement in all other respects.

2.2	For reference, a copy of the Acquisition Agreement, as amended, is attached hereto as Exhibit A.

3.           General Provisions

3.1
Counterparts.  This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Amendment Agreement as though the signature was an original.

3.2	Succession. The provisions of this Amendment Agreement shall be binding upon the parties and their respective successors and permitted assigns.

3.3	Currency. All references to currency in this Amendment Agreement are to U.S. dollars unless otherwise indicated.

3.4	Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement as of the day and year first written above.

Minerco Resources, Inc.

Per:

/s/ Michael Too
Michael Too, President,
Authorized Signatory

Wisdom Resources, Inc.

Per:

/s/ Michael Too
Michael Too, President,
Authorized Signatory

EXHIBIT A

ACQUISITION AGREEMENT

THIS AGREEMENT is dated for reference the 12th day of August, 2008, as amended on the 19th day of January, 2009.

AMONG:

Minerco Resources, Inc.,
a company incorporated in the state of Nevada                                                                                                (the “Purchaser”)

AND:

Wisdom Resources, Inc.,
a company incorporated in the state of Nevada                                                                                                (the “Vendor”)

WHEREAS, the Vendor purchased a unit (the “Unit”) from Plateau Mineral Development LLC (the “Operator”) pursuant to the Addendum to Unit Acquisition Agreement dated August 1, 2008 (the “Acquisition Agreement”), attached hereto and incorporated into this Agreement as Schedule “A”; and

WHEREAS the Vendor has agreed to sell the Unit and the Purchaser has agreed to buy the Unit on the terms and conditions hereinafter set forth.

NOW THEREFORE in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Vendor, the Purchaser and the Operator, the parties hereby agree as follows:

1.	Purchase and Sale

1.1	On the basis of the representations and warranties set forth in section 2 of this Agreement, effective as of the Closing Date (as hereinafter defined):

(a)	the Vendor assigns to the Purchaser one hundred percent (100%) of all right and title in and to the Unit and the Purchaser accepts such assignment;

(b)	the Vendor agrees to pay to the Purchaser a one-time lump sum cash payment of five thousand dollars ($5,000), in accordance with the Subscription Agreement (as hereinafter defined); and

(c)
the Purchaser agrees to issue the Vendor 12,500,000 restricted common shares in the capital stock of the Purchaser (the “Shares”), subject to the Vendor executing a subscription agreement (the “Subscription Agreement”) substantially in the form attached hereto as Schedule B, which Subscription Agreement is hereby pre-approved by the Vendor.

1.2	The “Closing Date” shall occur on the tenth (10th) business day following the execution of this Agreement or on such other date as may be mutually agreed by the Vendor and the Purchaser in writing.

2.	Representations and Warranties

2.1	The Purchaser represents and warrants to the Vendor that:

(a)	the Purchaser is a company duly incorporated, organized and validly subsisting under the laws of the state of Nevada;

(b)
the Purchaser has full power, capacity and authority to carry on its business and to enter into and perform its obligations under this Agreement and any agreement or instrument referred to or contemplated hereby;

(c)
all necessary corporate and shareholder approvals of the Purchaser have been obtained and are in effect with respect to the transactions contemplated by this Agreement, and no further action on the part of the directors or shareholders of the Purchaser is necessary or desirable to make this Agreement valid and binding; and

(d)
neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby conflict with, result in the breach of or accelerate the performance required by the constating documents of the Purchaser or any agreement to which it is a party.

2.2	The Vendor represents and warrants to the Purchaser that:

(a)	the Vendor is the exclusive beneficial owner of the Unit and it has the exclusive right to enter into this Agreement;

(b)	the Unit is free and clear of all liens, claims or other encumbrances;

(c)	the Vendor is a company duly incorporated, organized and validly subsisting under the laws of the state of Nevada;

(d)
the Vendor has the full power, capacity and authority to carry on its business and to enter into and perform its obligations under this Agreement and any agreement or instrument referred to or contemplated hereby;

(e)
all necessary corporate and shareholder approvals of the Vendor have been obtained and are in effect with respect to the transactions contemplated by this Agreement, and no further action on the part of the directors or shareholders of the Vendor is necessary or desirable to make this Agreement valid and binding;

(f)
neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby conflict with, result in the breach of or accelerate the performance required by the constating documents of the Vendor or any agreement to which it is a party;

(g)	the Acquisition Agreement is and shall continue to be, subsequent to the Closing Date, (i) in full force and effect, (ii) binding upon the Operator, and (iii) enforceable against the Operator; and

(h)	the Operator has consented to the sale of the Unit by the Vendor to the Purchaser.

2.3	The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and shall survive the acquisition of the Unit by the Purchaser.

2.4
Each of the parties shall indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

3.         General Provisions

3.1
Relationship Between the Parties.  Nothing contained in this Agreement shall be construed as creating any relationship (whether by way of employment, agency, joint venture, association, or partnership) between the parties.  It is expressly understood that the relationship between the parties shall be that of independent contractors.

3.2	Time. Time is of the essence of each provision of this Agreement.

3.3	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

3.4
Further Action.  The parties shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

3.5
Good Faith, Cooperation and Due Diligence.  The Parties covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement.  All promises and covenants are mutual and dependent.

3.6
Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby and shall continue in full force and effect.

3.7
Assignment.  The Purchaser may assign any of its rights under this Agreement in its sole discretion, whether in whole or in part.  The Vendor may assign any of its rights or obligations hereunder without the prior written consent of the Purchaser.

3.8
Notices and Correspondence.  All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes thereof when mailed by certified mail to the party to be notified or faxed with evidence of receipt to the applicable party or parties at the applicable addresse(s) first written above, or to such other person(s) or addresses as either party may designate upon at least ten (10) days written notice to the other party.

3.9
Entire Agreement.  This Agreement, including all attached schedules which are hereby incorporated by reference, sets forth the entire understanding and agreement among the parties relating to the subject matter contained herein and merges all prior discussions and agreements between them, and none of the parties shall be bound by any definition, condition, warranty or representation other than expressly stated in this Agreement.  Any amendment to this Agreement shall not be effective unless it is in writing and signed by the duly authorized signing officers or attorney in fact of each party.

3.10	Waiver. A delay or failure by any party to exercise in whole or in part a right, power or remedy under this Agreement shall not constitute a waiver of that or any other right, power or remedy.

3.11
Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Agreement as though the signature was an original.

3.12	Succession. The provisions of this Agreement shall be binding upon the parties and their respective successors and permitted assigns.

3.13	Currency. All references to currency in this Agreement are to U.S. dollars unless otherwise indicated.

3.14	Counsel. The Parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first written above.

Minerco Resources, Inc.

Per:

/s/ Gordon DeGroot
Gordon DeGroot, President,
Authorized Signatory

Wisdom Resources, Inc.

Per:

/s/ Michael Too
Michael Too, President,
Authorized Signatory

SCHEDULE A

ADDENDUM TO UNIT ACQUISITION AGREEMENT

THIS ADDENDUM AGREEMENT (the “Agreement”) is dated for reference the 1st day of August, 2008.

BETWEEN:

Wisdom Resources, Inc.,
a company incorporated in the state of Nevada                                                                      (“Wisdom”)

AND

Plateau Mineral Development, LLC,
1710 Crosswinds Landing
Fort Walton Beach, FL 32547                                                                                              (“Plateau”)

WHEREAS Wisdom and Plateau entered into a Unit Subscription Agreement (the “Unit Subscription Agreement”) regarding that certain natural gas pipeline owned by Plateau known as the PMD-Duke (the “Pipeline”) located in Morgan County, Tennessee;

WHEREAS the Unit Subscription Agreement consisted of: (i) a promissory note (the “Promissory Note”) dated May 15, 2008 (incorporated into this Agreement and attached hereto as Schedule 1); and (ii) the “Financing the Completion of the PMD-Duke Pipeline” document dated May 7, 2007 (collectively, the “Unit”);

WHEREAS, by this Agreement, the parties wish to clarify and affirm certain of their respective representations, warranties, rights and obligations as contained in the Unit Subscription Agreement;

NOW THEREFORE in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Wisdom and by Plateau, the parties agree as follows

1.	Confirmation of Purchase and Sale of Unit

1.1
Effective as of May 15, 2008 (the “Closing Date”), Plateau hereby confirms that it has  assigned to Wisdom one hundred percent (100%) of all right and title in and to the Unit and Wisdom confirms that it has accepted such assignment.

1.2	The parties hereby represent, warrant and agree that the Unit consists of the following:

(a)
the Promissory Note between the Wisdom and Plateau pursuant to which Plateau undertakes to pay to Wisdom the principal amount of twenty thousand dollars ($20,000) plus interest calculated annually at the rate of ten percent (10%) (the “Interest”) on any unpaid and outstanding principal to be paid as follows:

a.
Plateau shall pay to Wisdom Interest on any unpaid and outstanding principal each March 31, June 30, September 30 and December 30 commencing within 60 days of completion of the Pipeline compressor station; and

b.	Plateau shall pay to Wisdom amounts in respect of outstanding principal as follows:

i.	$4,000 on December 31, 2007;
ii.	$6,000 on December 31, 2008; and
iii.	$10,000 on December 31, 2009

(b)
a continuous right of Wisdom to receive from Plateau and an obligation of Plateau to pay to Wisdom a royalty (the “Royalty”), payable semi-annually by December 31 and June 30, equaling two cents ($0.02) per each one thousand (1000) cubic feet/MCF of gas flowing through the Pipeline, for as long as Plateau or its successors operates the Pipeline.  With regard to the Royalty, Plateau agrees that Wisdom’s twenty thousand dollar ($20,000) investment constitutes two (2) units of a maximum possible twenty-two (22) investment units in the Pipeline.  Each investment unit shall be valued at ten thousand dollars ($10,000) payable in cash only, with each unit holder being entitled to receive the Royalty on a pro-rated basis according to the number of units held by them.  Wisdom’s share of the Royalty may not be diluted by any additional investments in the Pipeline.  Also, no Unit holder may participate in the royalty or investment recoupment on terms more favorable than those granted to Wisdom.

1.3	The parties acknowledge and agree that the Unit shall be fully assignable by Wisdom, in whole or in part, by providing written notice of any such assignment to Plateau.

2.	Representations and Warranties

2.1	Plateau represents, warrants and covenant to Wisdom that:

(a)	the Promissory Note is and shall continue to be, as of the date of this Agreement, in full force and effect, binding on and enforceable against Plateau;

(b)	pursuant to the agreement between Plateau and Wisdom dated on or about May 7, 2007, Wisdom is entitled to receive or assign, and Plateau has agreed to pay to Wisdom or Wisdom’s assignee, the Royalty;

(c)
as of the date of this Agreement, twenty thousand dollars ($20,000) of principal and at least nine hundred and twenty dollars and fifty-five cents ($920.55) of interest remains payable in respect of the Promissory Note;

(d)	Plateau shall not assign its obligations in relation to the Royalty or the Promissory Note to any party without the prior written consent of Wisdom;

(e)	Plateau owns one hundred percent (100%) of all right and title in and to the Pipeline;

(f)	Plateau has established an accountable operating division known as PMD Pipeline, L.P., with its own bank account (the “Pipeline Account”), to monitor the business of the Pipeline;

(g)
all funds received or paid by or on behalf of Plateau in relation to the operation of the Pipeline shall be paid to or from the Pipeline Account.  No funds received by or on behalf of Plateau in relation to the operation of the Pipeline shall be commingled with other revenue sources;

(h)	Plateau agrees to maintain accurate and normal books of account and records with reference to the Pipeline to meet tax reporting requirements;

(i)
Plateau is a limited liability company duly incorporated, organized and validly subsisting under the laws of the State of Tennessee, with a registered records office located at 101 Hogan Lane, Columbia, Tennessee, 38401;

(j)
Plateau has the full power, capacity and authority to carry on its business and to enter into and perform its obligations under the Unit Subscription Agreement, under this Agreement and under any instrument referred to or contemplated hereby;

(k)
all necessary partnership and member approvals of Plateau have been obtained and are in effect with respect to the transactions contemplated by the Unit Subscription Agreement, and no further action is necessary to maintain the Unit Subscription Agreement as valid and binding;

(l)
neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby conflict with, result in the breach of or accelerate the performance required by the constating documents of Plateau or any agreement to which it is a party;

(m)	Plateau hereby acknowledges and agrees that the rights of Wisdom in the Promissory Note and the Royalty shall be secured against a collateral assignment of the Pipeline.

2.2
The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and the Unit Subscription Agreement and shall survive the acquisition or assignment of the Unit by Wisdom.

2.3
Each of the parties shall indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

3.           General Provisions

3.1
Relationship Between the Parties.  Nothing contained in this Agreement shall be construed as creating any relationship (whether by way of employment, agency, joint venture, association, or partnership) between the parties.  It is expressly understood that the relationship between the parties shall be that of independent contractors.

3.2	Time. Time is of the essence of each provision of this Agreement.

3.3	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

3.4
Further Action.  The parties shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

3.5
Good Faith, Cooperation and Due Diligence.  The Parties covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement.  All promises and covenants are mutual and dependent.

3.6
Savings Clause.  If any provision of this Agreement or of the Unit Subscription Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby and shall continue in full force and effect.

3.7
Notices and Correspondence.  All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes thereof when mailed by certified mail to the party to be notified or faxed with evidence of receipt to the applicable party or parties at the applicable addresse(s) first written above, or to such other person(s) or addresses as either party may designate upon at least ten (10) days written notice to the other party.

3.9
Entire Agreement.  This Agreement, together with the Unit Subscription Agreement, sets forth the entire understanding and agreement among the parties relating to the subject matter contained herein and merges all prior discussions and agreements between them, and none of the parties shall be bound by any definition, condition, warranty or representation other than expressly stated in this Agreement or in the Unit Subscription Agreement.  Any amendment to this Agreement shall not be effective unless it is in writing and signed by the duly authorized signing officers or attorney in fact of each party.  In the event of any conflict between this Agreement and the Unit Subscription Agreement, this Agreement shall govern.

3.10	Waiver. A delay or failure by any party to exercise in whole or in part a right, power or remedy under this Agreement shall not constitute a waiver of that or any other right, power or remedy.

3.11
Signatures.  This Agreement may not be executed in counterparts. Each party shall provide the other with a signed original copy of this Agreement by mail or delivery service within a reasonable time following its execution.

3.12	Succession. The provisions of this Agreement and the Unit Subscription Agreement shall be binding upon the parties and their respective successors and permitted assigns.

3.13	Currency. All references to currency in this Agreement are to U.S. dollars unless otherwise indicated.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first written above.

Wisdom Resources, Inc.

Per:

/s/ Michael Too
Authorized Signatory

Plateau Mineral Development, LLC

Per:

/s/ Robert D. Matthews
Robert D. Matthews, Manager
Authorized Signatory

SCHEDULE 1

PROMISSORY NOTE

$20,000.00 May 15, 2008

PLATEAU MINERAL DEVELOPMENT, LLC, after date, for value received does promise to pay to the order of WISDOM RESOURCES, Inc. ($20,000.00) Twenty Thousand Dollars at Ten percent (10%) Annual Rate of Interest, in accord with the document attached dated May 7, 2007 entitled "Financing the Completion of the PMD-Duke Pipeline".

The undersigned principal and endorser(s) of this note waive demand notice and protest thereof, and we agree that if this note is placed in the hands of an Attorney at Law for collection, or has to be sued on, that we will pay fifteen percent (15%) of attorney's fees in addition to the principal and interest which fee shall be added to and become a part of the judgment.

PLATEAU MINERAL
DEVELOPMENT, LLC

BY: Robert D. Matthews
Robert D. Matthews

DUE: in 36 monthly payments beginning [per Financing Plan, para. (A) (3) b.] sixty days after completion of the pipeline-compressor station, principle and interest on the unpaid balance.

a. 20% 1st year, plus interest

b. 30% 2nd year, plus interest

c. 50% 3rd year, plus interest

See attached amortization on schedules for details of each $10,000.00 unit which are to be multiplied by the number of units.

SCHEDULE B

MINERCO RESOURCES, INC.

Private Placement Subscription Agreement for U.S. Residents

Purchaser Information	Name:	Wisdom Resources, Inc.	(the “Purchaser”)
	Address:	375 N. Stephanie St., Ste 1411	SSN / Passport / Tax ID #:
	City:	Henderson	State:	Nevada
	Country:	U.S.A.	Zip Code:	89014
	Telephone:		Date:	August 12, 2008

Payment Information	Payment Method:	Wire Transfer ☐ Check / Bank Draft / Money Order ☐ Services ☑
	Number of Shares Purchased:	12,500,000	100% of all right and title in and to the Unit plus $5,000 in accordance with the Acquisition Agreement dated August 12, 2008
		(the “Shares”)	Subscription Price
	Signature of Purchaser:

* Please make cheques payable to Minerco Resources, Inc.

These Securities may be repurchased in accordance with Section 5 of this Agreement.

These securities have not been registered under the Securities Act of 1933 (the "U.S. Securities Act") and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available.  Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

The foregoing Subscription is accepted for and on behalf of Minerco Resources, Inc.

By:	/s/ Gordon DeGroot	Date:	August 12, 2008
Gordon DeGroot, President
1.           Purchase and Sale of Shares

1.1
The Purchaser subscribes for and agrees to purchase common shares (the "Shares") of Minerco Resources, Inc. (the "Issuer"), a Nevada corporation, in the amount set out above, to be recorded in the name of the Purchaser at the address set out above.

2.	Acknowledgements, Representations and Warranties of the Purchaser

2.1	The Purchaser acknowledges, represents and warrants as of the date of this Agreement that the Purchaser is (check at least one):

☐	a director, officer, controlling shareholder or founder of the Issuer;
☐
a close personal friend or close business associate of a director, executive officer, controlling shareholder or founder of the Issuer;

Length of Relationship: __________________________

Details of Relationship (attach additional sheets if necessary):

________________________________________________________

☐	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or controlling shareholder of the Issuer;
☐	a parent, grandparent, brother, sister, or child of a spouse of a director, executive officer, founder or controlling shareholder of the Issuer;
☐
a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described above in this section;

Length of Relationship: __________________________

Details of Relationship (attach additional sheets if necessary):

________________________________________________________

☐
a person or entity that qualifies as an "accredited investor" as that term is defined in Canadian National Instrument 45-106 because he or she possesses:
o either alone or with a spouse, net assets of at least $5,000,000
o an annual net income before taxes of more than $200,000 (or $300,000 together with a spouse) in each of the last 2 calendar years, and who reasonably expects to exceed that net income level this year
o either alone or with a spouse, net financial assets exceeding $1,000,000;

☐	a person or entity that otherwise qualifies as an "accredited investor" as that term is defined in Canadian National Instrument 45-106; or
☐	is investing a minimum amount of $150,000, paid in cash.

2.2	If the Purchaser is a corporation, the Purchaser acknowledges, represents and warrants as of the date of this Agreement that the following information is true (attach additional sheets if necessary):

Person or persons with sole or joint voting and investment control of the Purchaser:

_____________________________________________________________________

List of all Directors of the Purchaser:

_____________________________________________________________________

List of all Officers of the Purchaser and their titles:

_____________________________________________________________________

List of all majority shareholders of the Purchaser (20% or greater):

_____________________________________________________________________

2.3
The Purchaser understands and acknowledges that (a) the Shares are being offered and sold under one or more of the exemptions from registration provided for in Section 4(2) of the U.S. Securities Act and any applicable state securities laws; (b) the Purchaser has reviewed the confidential business plan of the Issuer or such other material  documents of the Issuer as the Purchaser has deemed necessary or appropriate for the purposes of purchasing the Shares, including this subscription agreement (collectively, the "Offering Documents"); and (c) this transaction has not been reviewed or approved by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state or foreign country.

2.4	The Purchaser represents the following:

(a)
Sophistication of Purchaser.  The Purchaser either (i) has a preexisting personal or business relationship with the Issuer or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Issuer or its controlling persons, or (ii) by reason of the Purchaser's business or financial experience, individually or in conjunction with the Purchaser's unaffiliated professional advisors, who are not compensated by the Issuer or any affiliate or selling agent of the Issuer, directly or indirectly, is capable of evaluating the merits and risks of an investment in the Shares, making an informed investment decision and protecting the Purchaser's own interests in connection with the transactions contemplated by this Agreement.

(b)
Suitability.  The Purchaser understands and has fully considered for the purposes of this investment the risks of an investment in the Shares and understands that: (i) this investment is suitable only for a Purchaser who is able to bear the economic consequences of losing his or her entire investment; (ii) the Issuer is a start-up enterprise with no significant operating history; (iii) the purchase of the Shares is a speculative investment which involves a high degree of risk of loss of the Purchaser's entire investment, and (iv) there are substantial restrictions on the transferability of, and there may not be a public market for, the Shares, and accordingly, it may not be possible for the Purchaser to liquidate the his or her investment in the Shares.

(c)
Lack of Liquidity.  The Purchaser is able to: (i) bear the economic risk of this investment, (ii) hold the Shares for an indefinite period of time, and (iii) afford a complete loss of his or her investment; and represents that the he or she has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect his or her ability to provide for current needs and possible financial contingencies.

(d)
Investment Information.  The Purchaser acknowledges that the Offering Documents contain the views of the management of the Issuer, and that any analysis of the market or of the Issuer’s strategy contained therein represents a subjective assessment about which reasonable persons could disagree.

(e)
Access to Information. The Purchaser, in making his or her decision to purchase the Shares, has relied solely upon independent investigations made by the Purchaser and the representations and warranties of the Issuer contained in this Agreement and the Purchaser has been given (i) access to all material books and records of the Issuer; (ii) access to all material contracts and documents relating to this offering; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Issuer concerning the Issuer and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Offering Documents.  The Purchaser acknowledges that no valid request to the Issuer by the Purchaser for information of any kind about the Issuer has been refused or denied by the Issuer or remains unfulfilled as of the date of this Agreement.

(f)
Review of Offering Documents.  The Purchaser has carefully reviewed this Agreement. In evaluating the suitability of an investment in the Issuer, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement or as contained in any documents or answers to questions furnished by the Company.

(g)	Accuracy of Information. All of the information set forth on the cover page of this Agreement indicated as applicable to the Purchaser is true and correct in all respects.

(h)
Investment Intent.  The Shares are being acquired by the Purchaser solely for the Purchaser's own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof.  The Purchaser has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares, any part thereof, any interest therein or any rights thereto.  The Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(i)
Control of Funds. The Purchaser represents that the funds provided for this investment are the property of the Purchaser or are otherwise funds as to which the Purchaser has the sole right of management.

(j)
No Brokers.  The Purchaser has not engaged any broker, dealer, finder, commission agent or other similar person in connection with the offer or sale of the Shares and is not under any obligation to pay any broker's fee or commission in connection with his or her investment.

2.5	The Purchaser agrees that the acknowledgements, representations, warranties of the Purchaser contained herein will survive the Closing (as hereinafter defined).

2.6	The Purchaser agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the U.S. Securities Act.

3.           Acknowledgements, Representations and Warranties of the Issuer

3.1
The Issuer acknowledges, represents and warrants as of the date of this Agreement that the Shares, when issued, will be fully paid and non-assessable shares of the Issuer and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the resale restrictions under applicable securities laws.

4.           Registration and Restriction of the Shares

4.1
No Registration.  The Purchaser acknowledges and understands that the Shares have not been registered under the U.S. Securities Act or applicable state securities laws, are not qualified for resale in the U.S., and that the Shares must be held indefinitely unless subsequently registered under the U.S. Securities Act or applicable state securities laws (which the Issuer is not obligated, and has no current intention, to do), or an exemption from such registration is available.

4.2
Restrictions on Transfer.  The Issuer shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration.

The Purchaser acknowledges that the Shares will be subject to a number of resale restrictions in Canada including a restriction on trading, and until the restriction on trading expires the Purchaser will not be able to trade the Shares unless the Purchaser complies with an exemption from the prospectus and registration requirements under securities legislation.

4.3
Legend.  The Purchaser acknowledges and understands that the certificates representing the Shares will be stamped with the following legends (or substantially equivalent language) restricting transfer in the following manner:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with the respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel may be required by the issuer or the transfer agent.”

The Purchaser hereby consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer described in this Agreement.

4.4	Additional Restrictions. The Purchaser agrees that he or she shall not sell or otherwise dispose of the Shares for a period of four months from the date of this Agreement.

5.	Closing

5.1
The Issuer will confirm whether or not the Agreement is acceptable, whereupon the Issuer will deliver to the Purchaser a signed copy of this Agreement (the “Closing”) and shall deliver within a reasonable time a certificate representing the Shares, registered in the name of the Purchaser.

6.	Withdrawal of Subscription

6.1	The Purchaser has a two day cancellation right and may withdraw his or her subscription by sending notice to the Issuer by midnight on the second business day after the Purchaser signs this Agreement.

7.	Miscellaneous

7.1	The Purchaser acknowledges that at present the Issuer is not a reporting issuer in any jurisdiction in Canada.

7.2
Except as expressly provided in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Issuer, by the Purchaser or by anyone else.

7.3	This Agreement may not be amended without the express written consent of each of the parties hereto.

7.4
This Agreement shall inure to the benefit of the successors and assigns of the Issuer and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, the Purchaser’s successors, and the Purchaser’s assigns.

7.5	All references to currency in this Agreement are to U.S. dollars.

7.6
This Agreement may be executed by facsimile and in counterparts, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.